Exhibit 99

MREIC

Supplemental Information | A Public REIT Since 1968 | June 30, 2020

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, NJ 07733

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), adjusted funds from operations (AFFO), net operating income (NOI) and adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 21 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(in thousands except for per share amounts)

	As of	As of
	June 30,	September 30,
	2020	2019
	(unaudited)
ASSETS
Real Estate Investments:
Land	$249,118	$239,299
Buildings and Improvements	1,778,055	1,627,219
Total Real Estate Investments	2,027,173	1,866,518
Accumulated Depreciation	(284,058)	(249,584)
Real Estate Investments	1,743,115	1,616,934

Cash and Cash Equivalents	12,104	20,179
Securities Available for Sale at Fair Value	118,877	185,250
Tenant and Other Receivables	2,565	1,335
Straight-line Rent Receivable	12,453	11,199
Prepaid Expenses	8,957	6,714
Intangible Assets, net of Accumulated Amortization of $17,225 and $15,686, respectively	17,154	14,970
Capitalized Lease Costs, net of Accumulated Amortization of $4,184 and $3,378, respectively	5,860	5,670
Financing Costs, net of Accumulated Amortization of $259 and $1,352, respectively	1,477	144
Other Assets	8,863	9,553
TOTAL ASSETS	$1,931,425	$1,871,948

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$804,342	$744,928
Loans Payable	80,000	95,000
Accounts Payable and Accrued Expenses	4,177	3,570
Other Liabilities	19,121	17,407
Total Liabilities	907,640	860,905

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 21,900 and 16,400 Shares Authorized as of June 30, 2020 and September 30, 2019, respectively; 17,354 and 13,907 Shares Issued and Outstanding as of June 30, 2020 and September 30, 2019, respectively	433,850	347,678
Common Stock, $0.01 Par Value Per Share: 200,000 and 188,040 Shares Authorized as of June 30, 2020 and September 30, 2019, respectively; 97,972 and 96,399 Shares Issued and Outstanding as of June 30, 2020 and September 30, 2019, respectively	980	964
Excess Stock, $0.01 Par Value Per Share: 200,000 Shares Authorized as of June 30, 2020 and September 30, 2019; No Shares Issued or Outstanding as of June 30, 2020 and September 30, 2019	-0-	-0-
Additional Paid-In Capital	588,955	662,401
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	1,023,785	1,011,043
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,931,425	$1,871,948

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income (Loss)

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
INCOME:
Rental Revenue	$35,427	$33,127	$105,410	$98,678
Reimbursement Revenue	6,348	5,421	19,772	16,473
TOTAL INCOME	41,775	38,548	125,182	115,151

EXPENSES:
Real Estate Taxes	5,140	4,168	15,205	12,370
Operating Expenses	1,427	1,649	5,258	5,186
General & Administrative Expenses	2,198	2,351	6,858	6,420
Non-recurring Severance Expense	-0-	-0-	786	-0-
Depreciation	11,743	10,833	34,650	32,067
Amortization of Capitalized Lease Costs and Intangible Assets	788	721	2,308	2,144
TOTAL EXPENSES	21,296	19,722	65,065	58,187

OTHER INCOME (EXPENSE):
Dividend Income	2,344	3,686	8,987	11,569
Unrealized Holding Gains (Losses) Arising During the Periods	19,610	(11,609)	(67,100)	(38,668)
Interest Expense, including Amortization of Financing Costs	(8,975)	(9,275)	(27,235)	(27,879)
TOTAL OTHER INCOME (EXPENSE)	12,979	(17,198)	(85,348)	(54,978)

NET INCOME (LOSS)	33,458	1,628	(25,231)	1,986

Less: Preferred Dividends	6,607	4,749	19,469	13,650

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$26,851	$(3,121)	$(44,700)	$(11,664)

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	4

FFO, AFFO and Adjusted EBITDA Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
FFO, AFFO
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	$(44,700)	$(11,664)
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(19,610)	11,609	67,100	38,668
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,685	10,665	34,474	31,692
Plus: Amortization of Intangible Assets	524	490	1,539	1,495
Plus: Amortization of Capitalized Lease Costs	290	256	846	726
FFO Attributable to Common Shareholders	19,740	19,899	59,259	60,917
Plus: Depreciation of Corporate Office Capitalized Costs	57	168	176	376
Plus: Stock Compensation Expense	98	231	368	574
Plus: Amortization of Financing Costs	327	319	1,084	956
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Less: Recurring Capital Expenditures	(508)	(702)	(1,443)	(1,888)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(226)	(527)	(1,459)	(1,352)
AFFO Attributable to Common Shareholders	$19,488	$19,388	$58,771	$59,583

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
Adjusted EBITDA
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	$(44,700)	$(11,664)
Plus: Preferred Dividends	6,607	4,749	19,469	13,650
Plus: Interest Expense, including Amortization of Financing Costs	8,975	9,275	27,235	27,879
Plus: Depreciation and Amortization	12,531	11,554	36,958	34,211
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	26	77	77
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(19,610)	11,609	67,100	38,668
Adjusted EBITDA	$35,380	$34,092	$106,139	$102,821

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited) (in thousands)

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
Net Operating Income
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	$(44,700)	$(11,664)
Plus: Preferred Dividends	6,607	4,749	19,469	13,650
Plus: General & Administrative Expenses	2,198	2,351	6,858	6,420
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Plus: Depreciation	11,743	10,833	34,650	32,067
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	788	721	2,308	2,144
Plus: Interest Expense, including Amortization of Financing Costs	8,975	9,275	27,235	27,879
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(19,610)	11,609	67,100	38,668
Less: Dividend Income	(2,344)	(3,686)	(8,987)	(11,569)
Net Operating Income – NOI	$35,208	$32,731	$104,719	$97,595

	For The		For The
	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
Components of Net Operating Income Consists of:
Revenues:
Rental Revenue	$35,427	$33,127	$105,410	$98,678
Reimbursement Revenue	6,348	5,421	19,772	16,473
Total Rental and Reimbursement Revenue	41,775	38,548	125,182	115,151

Expenses:
Real Estate Taxes	5,140	4,168	15,205	12,370
Operating Expenses	1,427	1,649	5,258	5,186
Total Real Estate Taxes and Operating Expenses	6,567	5,817	20,463	17,556
Net Operating Income – NOI	$35,208	$32,731	$104,719	$97,595

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited) (in thousands except for per share amounts)

	For The			For The
	Three Months Ended			Nine Months Ended
	6/30/2020	6/30/2019	Change (%)	6/30/2020	6/30/2019	Change (%)

Weighted Average Common Shares Outstanding
Basic	97,906	94,399	3.7%	97,548	92,619	5.3%
Diluted	97,962	94,493	3.7%	97,626	92,719	5.3%

Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	960.3%	$(44,700)	$(11,664)	(283.2)%

Basic	$0.27	$(0.03)	1,000.0%	$(0.46)	$(0.13)	(253.8)%
Diluted	0.27	(0.03)	1,000.0%	(0.46)	(0.13)	(253.8)%

Net Operating Income – NOI	$35,208	$32,731	7.6%	$104,719	$97,595	7.3%

Basic	$0.36	$0.35	2.9%	$1.07	$1.05	1.9%
Diluted	0.36	0.35	2.9%	1.07	1.05	1.9%

Funds From Operations – FFO	$19,740	$19,899	(0.8)%	$59,259	$60,917	(2.7)%

Basic	$0.20	$0.21	(4.8)%	$0.61	$0.66	(7.6)%
Diluted	0.20	0.21	(4.8)%	0.61	0.66	(7.6)%

Adjusted Funds From Operations – AFFO	$19,488	$19,388	0.5%	$58,771	59,583	(1.4)%

Basic	$0.20	$0.21	(4.8)%	$0.60	$0.64	(6.3)%
Diluted	0.20	0.21	(4.8)%	0.60	0.64	(6.3)%

Dividends Declared per Common Share	$0.17	$0.17		$0.51	$0.51

Dividend/AFFO Payout Ratio	85.0%	81.0%		85.0%	79.7%

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Three Months Ended
	6/30/2020		6/30/2019	Change	Change %

Total Square Feet / Total Properties	23,375,642 / 118		21,802,835 / 113	1,572,807	7.2%

Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Square Feet / Number of Same Properties		21,802,835 / 113

Same Property Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Net Operating Income (NOI) (GAAP)	$32,792		$32,731	$61	0.2%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(34)		(527)	493
Same Property Cash NOI	$32,758		$32,204	$554	1.7%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Three Months Ended
	6/30/2020	6/30/2019	Change	Change %

Same Property NOI (GAAP)	$32,792	$32,731	$61	0.2%

NOI of properties purchased subsequent to March 31, 2019 (one property purchased during fiscal 2019 and four properties purchased during fiscal 2020)	2,416	0

NOI of property expanded subsequent to March 31, 2019 (no properties expanded during fiscal 2019 or fiscal 2020)	0	0

Total NOI	$35,208	$32,731	$2,477	7.6%

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited) (in thousands except for square feet)

	For The Nine Months Ended
	6/30/2020		6/30/2019	Change	Change %

Total Square Feet / Total Properties	23,375,642 / 118		21,802,835 / 113	1,572,807	7.2%

Occupancy Percentage at End of Period	99.4%		98.9%	50 bps	0.5%

Same Property Square Feet / Number of Same Properties		21,040,215 / 110

Same Property Occupancy Percentage at End of Period	99.3%		98.9%	40 bps	0.4%

Same Property Net Operating Income (NOI) (GAAP)	$92,228		$91,637	$591	0.6%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(844)		(1,370)	526
Same Property Cash NOI	$91,384		$90,267	$1,117	1.2%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

Reconciliation of Same Property NOI to Total NOI

(unaudited) (in thousands)

	For The Nine Months Ended
	6/30/2020	6/30/2019	Change	Change %

Same Property NOI (GAAP)	$92,228	$91,637	$591	0.6%

NOI of properties purchased subsequent to September 30, 2018 (three properties purchased during fiscal 2019 and four properties purchased during fiscal 2020)	10,960	4,846

NOI of property expanded subsequent to September 30, 2018 (one property expanded during fiscal 2019)	1,531	1,112

Total NOI	$104,719	$97,595	$7,124	7.3%

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

(unaudited)(in thousands)

	For The
	Nine Months Ended
	6/30/2020	6/30/2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(25,231)	$1,986
Noncash Items Included in Net Income (Loss):
Depreciation & Amortization	38,043	35,167
Deferred Straight Line Rent	(1,459)	(1,352)
Stock Compensation Expense	368	574
Securities Available for Sale Received as Dividend Income	(977)	(651)
Unrealized Holding Losses Arising During the Periods	67,100	38,668
Changes in:
Tenant & Other Receivables	(1,153)	664
Prepaid Expenses	(2,242)	(1,185)
Other Assets & Capitalized Lease Costs	(1,999)	173
Accounts Payable, Accrued Expenses & Other Liabilities	2,482	709
NET CASH PROVIDED BY OPERATING ACTIVITIES	74,932	74,753

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(160,023)	(113,406)
Capital Improvements	(4,726)	(11,594)
Return of Deposits on Real Estate	2,000	200
Deposits Paid on Acquisitions of Real Estate	(550)	(6,400)
Proceeds from Securities Available for Sale Called for Redemption	250	-0-
Purchase of Securities Available for Sale	-0-	(54,136)
NET CASH USED IN INVESTING ACTIVITIES	(163,049)	(185,336)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Repayments on Loans Payable	(15,000)	(60,422)
Proceeds from Fixed Rate Mortgage Notes Payable	100,560	72,500
Principal Payments on Fixed Rate Mortgage Notes Payable	(41,166)	(50,180)
Financing Costs Paid on Debt	(2,397)	(444)
Proceeds from the Exercise of Stock Options	1,016	567
Proceeds from Underwritten Public Offering of Common Stock, net of offering costs	-0-	132,338
Proceeds from At-The-Market 6.125% Series C Preferred Stock, net of offering costs	84,815	24,049
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	18,641	44,618
Shares repurchased through the Common Stock Repurchase Plan	(4,276)	-0-
Preferred Dividends Paid	(19,029)	(13,520)
Common Dividends Paid, net of Reinvestments	(43,122)	(34,616)
NET CASH PROVIDED BY FINANCING ACTIVITIES	80,042	114,890

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,075)	4,307
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,179	9,324
CASH AND CASH EQUIVALENTS - END OF PERIOD	$12,104	$13,631

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited) (in thousands except for per share amounts)

	As of	As of	As of
	6/30/2020	6/30/2019	9/30/2019

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$804,342	$734,095	$744,928
Loans Payable	80,000	126,187	95,000
Total Debt	884,342	860,282	839,928

6.125% Series C Cumulative Redeemable Preferred Stock	433,850	312,660	347,678
Common Stock, Additional Paid-In-Capital & Other	589,935	641,112	663,365
Total Shareholders’ Equity	1,023,785	953,772	1,011,043

Total Book Capitalization	1,908,127	1,814,054	1,850,971

Accumulated Depreciation	284,058	238,757	249,584
Total Undepreciated Book Capitalization	$2,192,185	$2,052,811	$2,100,555

Shares Outstanding	97,972	95,155	96,399
Market Price Per Share	$14.49	$13.55	$14.41

Equity Market Capitalization	$1,419,614	$1,289,350	$1,389,107
Total Debt	884,342	860,282	839,928
Total Preferred Stock	433,850	312,660	347,678
Total Market Capitalization	$2,737,806	$2,462,292	$2,576,713

Total Debt	$884,342	$860,282	$839,928
less: Cash and Cash Equivalents	12,104	13,631	20,179
Net Debt	$872,238	$846,651	$819,749
less: Securities Available for Sale at Fair Value (Securities)	118,877	171,040	185,250
Net Debt Less Securities	$753,361	$675,611	$634,499

Net Debt / Total Undepreciated Book Capitalization	39.8%	41.2%	39.0%
Net Debt / Total Market Capitalization	31.9%	34.4%	31.8%
Net Debt Plus Preferred Stock / Total Market Capitalization	47.7%	47.1%	45.3%
Net Debt Less Securities / Total Undepreciated Book Capitalization	34.4%	32.9%	30.2%
Net Debt Less Securities / Total Market Capitalization	27.5%	27.4%	24.6%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	43.4%	40.1%	38.1%

Weighted Average Interest Rate on Fixed Rate Mortgage Debt	4.00%	4.03%	4.03%
Weighted Average Term on Fixed Rate Mortgage Debt	11.2 yrs.	11.5 yrs.	11.3 yrs.
Weighted Average Lease Term	7.2 yrs.	7.8 yrs.	7.6 yrs.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited) (in thousands)

	For the Three Months Ended		For the Nine Months Ended		Fiscal Year Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019	9/30/2019
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	$(44,700)	$(11,664)	$11,026
Plus: Preferred Dividends	6,607	4,749	19,469	13,650	18,774
Plus: Interest Expense, including Amortization of Financing Costs	8,975	9,275	27,235	27,879	36,912
Plus: Depreciation and Amortization	12,531	11,554	36,958	34,211	45,890
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	26	26	77	77	103
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(19,610)	11,609	67,100	38,668	24,680
Adjusted EBITDA	$35,380	$34,092	$106,139	$102,821	$137,385

Interest Expense, including Amortization of Financing Costs	$8,975	$9,275	$27,235	$27,879	$36,912
Preferred Dividends	6,607	4,749	19,469	13,650	18,774
Total Fixed Charges	$15,582	$14,024	$46,704	$41,529	$55,686

Interest Coverage	3.9 x	3.7 x	3.9 x	3.7 x	3.7 x
Fixed Charge Coverage	2.3 x	2.4 x	2.3 x	2.5 x	2.5 x

Net Debt	$872,238	$846,651	$872,238	$846,651	$819,749
Net Debt Less Securities	753,361	675,611	753,361	675,611	634,499
Total Preferred Stock	433,850	312,660	433,850	312,660	347,678
Annualized Adjusted EBITDA	141,520	136,368	141,519	137,095	137,385

Net Debt / Adjusted EBITDA	6.2 x	6.2 x	6.2 x	6.2 x	6.0 x
Net Debt Less Securities / Adjusted EBITDA	5.3 x	5.0 x	5.3 x	4.9 x	4.6 x
Net Debt + Preferred Stock / Adjusted EBITDA	9.2 x	8.5 x	9.2 x	8.5 x	8.5 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	8.4 x	7.2 x	8.4 x	7.2 x	7.1 x

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(unaudited) (In thousands)

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2020		$14,688	$5,000	(B)	$19,688	2.2%
2021		60,263	-0-		60,263	6.8%
2022		82,613	-0-		82,613	9.3%
2023		61,541	-0-		61,541	6.9%
2024		74,807	-0-		74,807	8.4%
Thereafter		518,397	75,000	(C)	593,397	66.4%

Total as of 6/30/2020	(A)	$812,309	$80,000		$892,309	100.0%

Weighted Average Interest Rate		4.00%	2.78%		3.89%
Weighted Average Term		11.2 yrs.	4.3 yrs.		10.6 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $8.0 million.
(B)	Represents margin debt which is due upon demand. Subsequent to the quarter end, we paid off this margin debt.
(C)	Represents a Term Loan maturing January 2025.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	13

Property Table by Tenant

(unaudited)

Tenant		Property Count	Square Footage	Occupied Square Footage	% of Occupied sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance

FedEx Ground Package System, Inc.		45	9,101,593	9,101,593	38.9%	$74,007,000	50.2%	$8.13	$1,055,494,582		$457,097,001
FedEx Corporation		16	1,164,830	1,164,830	5.0%	7,492,000	5.1%	6.43	108,854,670		20,771,501
FedEx Forward Depots, Inc.		1	449,900	449,900	1.9%	1,394,000	0.9%	3.10	16,092,852		3,532,289
Total FedEx		62	10,716,323	10,716,323	45.8%	82,893,000	56.2%	7.74	1,180,442,104		481,400,791

Amazon.com Services, Inc. (Amazon.com, Inc.)		4	1,370,465	1,370,465	5.9%	9,709,000	6.6%	7.08	151,597,032		85,937,017
Milwaukee Electric Tool Corporation		1	861,889	861,889	3.7%	3,076,000	2.1%	3.57	36,914,917		18,517,035
Shaw Industries, Inc.		1	831,764	831,764	3.6%	3,529,000	2.4%	4.24	56,025,945		28,825,747
ULTA, Inc.		1	671,354	671,354	2.9%	2,755,000	1.9%	4.10	37,540,948		17,710,034
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.6%	2,092,000	1.4%	3.49	28,000,000		14,884,902
International Paper Company		2	578,472	578,472	2.5%	2,639,000	1.8%	4.56	37,024,608		18,234,310
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.4%	2,246,000	1.5%	4.02	26,807,852		13,991,566
Autoneum North America, Inc.		1	413,605	413,605	1.8%	2,221,000	1.5%	5.37	21,040,396		13,069,495
B. Braun Medical Inc.		1	399,440	399,440	1.7%	2,159,000	1.5%	5.41	30,263,247		17,474,438
UGN, Inc.		1	387,000	387,000	1.7%	2,088,000	1.4%	5.40	21,576,756		12,830,691
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.6%	1,475,000	1.0%	3.87	14,215,126		-0-
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.6%	1,709,000	1.2%	4.64	19,600,000		8,191,801
Toyota Tsusho America, Inc.		1	350,000	350,000	1.5%	1,710,000	1.2%	4.89	25,078,587		16,312,321
Coca-Cola		2	323,358	323,358	1.4%	1,725,000	1.2%	5.33	20,504,069		2,595,283
Science Applications International Corporation		1	302,400	302,400	1.3%	1,683,000	1.1%	5.57	14,463,148		-0-
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.1%	1,500,000	1.0%	5.58	18,731,674		11,121,385
Woodstream Corporation	(A)	1	256,000	256,000	1.1%	932,000	0.6%	3.64	8,958,278		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.0%	1,215,000	0.8%	5.18	14,550,000		6,428,839
United Technologies Corporation		2	223,150	223,150	1.0%	1,507,000	1.0%	6.75	23,594,917		4,961,570
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	0.9%	1,523,000	1.0%	6.93	18,934,065		10,980,563
Rinnai America Corporation		1	218,120	218,120	0.9%	851,000	0.6%	3.90	15,082,217		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.8%	843,000	0.6%	4.56	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	765,000	0.5%	4.27	7,282,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.7%	841,000	0.6%	4.81	5,414,850		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.7%	1,064,000	0.7%	6.21	11,303,317		-0-
Magna Seating of America, Inc.		1	153,000	153,000	0.7%	1,197,000	0.8%	7.82	17,557,830		9,277,101
Victory Packaging, L.P.		1	148,000	148,000	0.6%	514,000	0.3%	3.47	5,455,379		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	852,000	0.6%	6.20	11,304,000		5,808,421
Altec Industries, Inc.	(A)	1	126,880	126,880	0.5%	376,000	0.3%	2.96	4,439,947		-0-
General Electric Company		1	125,860	125,860	0.5%	1,334,000	0.9%	10.60	19,964,283		9,793,926
Keurig Dr Pepper		2	110,080	110,080	0.5%	753,000	0.5%	6.84	10,498,031		1,448,041
Style Crest, Inc.		1	106,507	106,507	0.5%	398,000	0.3%	3.74	7,263,673		-0-
Sonwil Distribution Center, Inc.		1	104,981	104,981	0.4%	630,000	0.4%	6.00	10,960,823		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.4%	450,000	0.3%	4.41	4,249,615		-0-
Dakota Bodies, LLC		1	96,687	96,687	0.4%	378,000	0.3%	3.91	7,797,827		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	796,000	0.5%	8.72	8,163,278		1,240,892
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	514,000	0.3%	5.77	7,164,514		-0-
CHEP USA, Inc.		1	83,000	83,000	0.3%	506,000	0.4%	6.10	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.3%	648,000	0.4%	8.21	7,258,078		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.2%	619,000	0.5%	8.25	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	361,000	0.2%	5.28	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	61,190	0.3%	757,000	0.5%	12.37	3,139,564		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	633,000	0.4%	10.48	5,296,752		1,273,228
Locke Supply Co.		1	60,000	60,000	0.3%	325,000	0.2%	5.42	4,914,955		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	459,000	0.3%	8.98	4,554,685		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	178,000	0.1%	4.91	2,543,770		-0-
Graybar Electric Company		1	26,340	26,340	0.1%	121,000	0.1%	4.59	2,312,027		-0-
Vacant	(B)	2	135,668	-0-	0.0%	-0-	0.0%	-0-	6,011,427		-0-
Total as of 6/30/20		118	23,375,642	23,236,944	99.4%	$147,549,000	100.0%	$6.35	$2,027,162,599	(C)	$812,309,397

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and, therefore, are counted as one property in the Property Count Total.
(B)	NF&M International is located in a 255,658 square foot industrial park in Monaca (Pittsburgh), PA, of which 80,856 square feet are vacant. This industrial park is counted as one property in the Property Count Total. Other than two properties indicated in footnotes (A) and (B) and one retail property, all properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $7,966,986.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	14

Property Table by State

(unaudited)

State	Property Count	Square Footage	Occupied Square Footage	% of Total sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Undepreciated Cost		Mortgage Balance
Florida	13	2,211,583	2,211,583	9.5%	$15,817,000	10.7%	$7.15	$227,587,902		$85,677,333
Indiana	4	1,964,923	1,964,923	8.4%	11,132,000	7.5%	5.67	167,487,527		94,067,086
Ohio	10	1,858,506	1,858,506	8.0%	11,218,000	7.6%	6.04	137,189,167		51,686,656
Texas	10	1,781,967	1,781,967	7.6%	13,788,000	9.3%	7.74	183,107,137		67,681,983
Georgia	6	1,639,696	1,639,696	7.0%	10,551,000	7.1%	6.43	166,213,681		81,421,927
South Carolina	6	1,371,721	1,371,721	5.9%	10,309,000	7.0%	7.52	129,964,844		52,671,211
Kentucky	3	1,295,940	1,295,940	5.5%	5,190,000	3.5%	4.00	66,111,852		34,684,889
North Carolina	5	1,225,987	1,225,987	5.2%	8,688,000	5.9%	7.09	132,526,762		68,482,923
Mississippi	4	1,158,889	1,158,889	5.0%	4,532,000	3.1%	3.91	55,677,635		24,945,874
Illinois	9	958,045	958,045	4.1%	6,222,000	4.2%	6.49	83,168,709		7,483,017
Tennessee	3	891,777	891,777	3.8%	3,188,000	2.2%	3.57	35,677,250		3,532,289
Michigan	4	833,054	833,054	3.6%	5,577,000	3.8%	6.69	73,424,162		22,654,378
Kansas	4	813,043	813,043	3.5%	4,678,000	3.2%	5.75	61,025,122		26,020,683
Missouri	4	740,119	740,119	3.2%	2,900,000	2.0%	3.92	35,448,902		6,319,464
Oklahoma	4	614,941	614,941	2.6%	3,975,000	2.7%	6.46	54,961,021		26,311,965
New York	3	518,565	518,565	2.2%	3,572,000	2.4%	6.89	51,618,400		19,101,252
Pennsylvania	3	504,040	423,184	2.2%	2,826,000	1.9%	6.68	36,906,779		12,326,903
New Jersey	3	471,765	468,735	2.0%	6,696,000	4.6%	14.29	92,423,938		51,939,063
Alabama	2	451,595	451,595	1.9%	2,650,000	1.8%	5.87	39,714,135		17,001,043
Virginia	5	407,265	407,265	1.7%	2,456,000	1.7%	6.03	34,868,096		3,524,522
Colorado	2	295,227	295,227	1.3%	2,441,000	1.6%	8.27	35,694,134		14,840,275
Arizona	1	283,358	283,358	1.2%	1,393,000	0.9%	4.92	16,824,226		2,231,508
Wisconsin	2	238,666	238,666	1.0%	1,295,000	0.9%	5.43	16,377,221		2,055,817
Washington	1	210,445	210,445	0.9%	1,962,000	1.3%	9.32	30,320,686		15,766,363
Louisiana	1	175,315	175,315	0.7%	1,270,000	0.9%	7.24	18,425,875		9,873,503
Maryland	1	148,881	148,881	0.6%	1,455,000	1.0%	9.77	14,512,355		-0-
Nebraska	1	89,115	89,115	0.4%	446,000	0.3%	5.00	5,963,626		-0-
Utah	1	69,734	69,734	0.3%	772,000	0.5%	11.07	12,666,994		8,360,000
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,223,944		1,647,470
Connecticut	1	54,812	-0-	0.2%	-0-	0.0%	-0-	3,506,747		-0-
Iowa	1	36,270	36,270	0.2%	178,000	0.1%	4.91	2,543,770		-0-
Total as of 6/30/20	118	23,375,642	23,236,944	100.0%	$147,549,000	100.0%	$6.35	$2,027,162,599	(A)	$812,309,397

(A)	Does not include unamortized debt issuance costs of $7,966,986.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	15

Lease Expirations

(unaudited)

Fiscal Year		Property Count	Square Footage	% of Total Sf	Annual Rent	% of Total Ann. Rent	Rent Per sf Occup.	Lease Exp. Term in Years	Undepreciated Cost		Mortgage Balance

2020	(B)	1	98,045	0.4%	$490,000	0.3%	$5.00	-0-	$-0-		$-0-
2021	(A)	10	1,206,723	5.2%	5,560,000	3.8%	4.61	0.9	69,813,124		6,683,239
2022		7	1,152,006	4.9%	6,372,000	4.3%	5.53	1.7	78,920,819		19,765,577
2023	(A)	14	1,840,004	7.9%	10,612,000	7.2%	5.77	2.9	128,622,634		17,588,596
2024		13	1,887,034	8.1%	11,722,000	7.9%	6.21	3.9	137,488,989		22,935,645
2025	(A)	10	2,459,470	10.5%	12,462,000	8.4%	5.07	4.9	164,532,551		64,398,049
2026		8	1,078,913	4.6%	8,331,000	5.6%	7.72	5.9	113,206,322		30,442,622
2027		12	2,373,001	10.2%	13,049,000	8.8%	5.50	7.1	185,819,770		64,355,260
2028		11	2,571,915	11.0%	13,970,000	9.5%	5.43	7.8	182,728,436		62,263,260
2029		9	1,830,929	7.8%	10,548,000	7.1%	5.76	8.8	147,759,792		61,791,530
2030		5	1,026,032	4.4%	8,177,000	5.5%	7.97	9.8	119,544,872		58,729,758
2031		3	963,269	4.1%	7,152,000	4.8%	7.42	10.8	104,691,839		58,095,208
2032	(B)	8	2,131,983	9.1%	18,803,000	12.7%	8.82	11.8	290,952,566		164,859,510
2033		2	639,068	2.7%	6,486,000	4.4%	10.15	12.8	106,803,506		63,564,427
2034		3	1,561,347	6.7%	9,284,000	6.6%	5.95	13.8	127,748,517		78,176,716
2035		2	356,015	1.5%	3,774,000	2.6%	10.60	14.8	59,377,871		38,660,000
Various tenants at retail shopping center		1	64,220	0.3%	757,000	0.5%	12.37	-0-	3,139,564		-0-
Vacant	(A)	2	135,668	0.6%	-0-	0.0%	-0-	-0-	6,011,427		-0-
Total as of 6/30/20		118	23,375,642	100.0%	$147,549,000	100.0%	$6.35	7.2	$2,027,162,599	(C)	$812,309,397

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries, which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet are included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and one retail property, all properties are single-tenant.
(B)	Included in 2020 and 2032 is a property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. This property contains two leasable structures with two different lease terms. Both are counted as one property in the property count total.
(C)	Does not include unamortized debt issuance costs of $7,966,986.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	16

Recent Acquisitions During Fiscal 2020

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	Amazon.com Services, Inc.	Greenwood (Indianapolis)	IN	10/10/19	615,747	$4,950,000	$8.04	8/31/34	$81,500,000	$52,500,000
2	Magna Seating of America, Inc.	Lancaster (Columbus)	OH	3/30/20	153,000	1,197,000	7.82	1/31/30	17,874,000	9,400,000
3	FedEx Ground Package System, Inc.	Greensboro	NC	5/21/20	286,281	3,002,000	10.49	4/30/35	47,645,000	30,300,000
4	FedEx Corporation	Ogden (Salt Lake City)	UT	5/21/20	69,734	772,000	11.07	3/31/35	12,864,000	8,360,000
	As of 6/30/20				1,124,762	$9,921,000	$8.82		$159,883,000	$100,560,000

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	17

Property Table

(unaudited)

									Rent	Lease Exp.
					Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,076,000	$3.57	8.1	$36,914,917	$18,517,035
2	Shaw Industries, Inc.		Savannah	GA	2018	100.0%	831,764	3,529,000	4.24	7.3	56,025,945	28,825,747
3	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,755,000	4.10	5.1	37,540,948	17,710,034
4	Amazon.com Services, Inc. (Amazon.com, Inc.)		Greenwood (Indianapolis)	IN	2020	100.0%	615,747	4,950,000	8.04	14.2	79,363,909	51,354,459
5	Jim Beam Brands Company (Beam Suntory)		Frankfort (Lexington)	KY	2015	100.0%	599,840	2,092,000	3.49	4.6	28,000,000	14,884,902
6	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,246,000	4.02	13.3	26,807,852	13,991,566
7	FedEx Forward Depots, Inc.		Memphis	TN	2010	100.0%	449,900	1,394,000	3.10	8.9	16,092,852	3,532,289
8	Autoneum North America, Inc.	(B)	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,731,000	5.49	11.8	21,040,396	13,069,495
	Autoneum North America, Inc.		Aiken (Augusta, GA)	SC	2017	100.0%	98,045	490,000	5.00	-0-	-0-	-0-
9	B. Braun Medical Inc.		Daytona Beach	FL	2018	100.0%	399,440	2,159,000	5.41	7.8	30,263,247	17,474,438
10	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	387,000	2,088,000	5.40	13.7	21,576,756	12,830,691
11	Woodstream Corporation		St. Joseph	MO	2001	100.0%	256,000	932,000	3.64	1.3	8,958,278	-0-
	Altec Industries, Inc.		St. Joseph	MO	2001	100.0%	126,880	376,000	2.96	2.7	4,439,947	-0-
12	CBOCS Distribution, Inc. (Cracker Barrel)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,475,000	3.87	4.0	14,215,126	-0-
13	FedEx Ground Package System, Inc.		Braselton (Atlanta)	GA	2018	100.0%	373,750	3,782,000	10.12	12.7	60,227,126	36,374,212
14	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,709,000	4.64	1.6	19,600,000	8,191,801
15	Amazon.com Services, Inc. (Amazon.com, Inc.)		Mobile	AL	2018	100.0%	362,942	2,045,000	5.63	8.4	33,052,316	17,001,043
16	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	11.9	40,043,145	22,428,160
17	FedEx Ground Package System, Inc.		Mesquite (Dallas)	TX	2017	100.0%	351,874	3,203,000	9.10	11.8	49,880,493	27,811,093
18	Toyota Tsusho America, Inc.		Lafayette	IN	2019	100.0%	350,000	1,710,000	4.89	9.0	25,078,587	16,312,321
19	FedEx Ground Package System, Inc.		Trenton	NJ	2019	100.0%	347,145	5,306,000	15.28	12.0	83,987,622	50,665,835
20	FedEx Ground Package System, Inc.		Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,105,000	6.13	11.6	31,654,987	17,509,441
21	FedEx Ground Package System, Inc.		Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,323,000	6.86	10.8	35,131,977	19,101,252
22	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	5.1	33,053,688	15,754,763
23	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,717,000	5.24	7.3	25,504,083	8,690,272
24	FedEx Ground Package System, Inc.		Olathe (Kansas City)	KS	2016	100.0%	313,763	2,210,000	7.04	10.9	31,768,185	17,829,098
25	FedEx Ground Package System, Inc.		Davenport (Orlando)	FL	2016	100.0%	310,922	2,619,000	8.42	10.8	37,791,677	21,164,858
26	FedEx Ground Package System, Inc.		Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,387,000	7.84	9.8	35,444,074	18,249,956
27	Science Applications International Corporation		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,683,000	5.57	3.3	14,463,148	-0-
28	Amazon.com Services, Inc. (Amazon.com, Inc.)		Oklahoma City	OK	2018	100.0%	300,000	1,925,000	6.42	7.3	29,878,942	17,581,515
29	International Paper Company		Kenton	OH	2017	100.0%	298,472	1,268,000	4.25	7.2	18,730,500	10,406,500
30	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	9.5	30,925,530	14,163,110
31	FedEx Ground Package System, Inc.		Greensboro	NC	2020	100.0%	286,281	3,002,000	10.49	14.8	46,710,877	30,300,000
32	Western Container Corp. (Coca-Cola)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,393,000	4.92	6.8	16,824,226	2,231,508
33	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,371,000	4.90	3.2	18,294,108	7,827,810
34	FedEx Ground Package System, Inc.		Charleston	SC	2018	100.0%	265,318	2,704,000	10.19	13.0	46,576,380	27,190,215
35	NF&M International, Inc.		Monaca (Pittsburgh)	PA	1988	68.4%	255,658	841,000	4.81	4.5	7,919,530	-0-
36	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	3.0	22,940,227	-0-
37	FedEx Ground Package System, Inc.		Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	11.8	37,911,556	20,963,985
38	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,215,000	5.18	2.1	14,550,000	6,428,839
39	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	5.6	29,320,066	14,840,275
40	Mickey Thompson Performance Tires and Wheels (Cooper Tire)		Stow	OH	2017	100.0%	219,765	1,523,000	6.93	7.2	18,934,065	10,980,563
41	Rinnai America Corporation		Griffin (Atlanta)	GA	2006	100.0%	218,120	851,000	3.90	0.5	15,082,217	-0-
42	FedEx Ground Package System, Inc.		Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	7.2	21,684,310	11,910,942
43	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	10.2	30,320,686	15,766,363
44	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	8.9	15,204,950	7,483,017
45	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	843,000	4.56	1.4	12,697,848	-0-
46	Carrier Enterprise, LLC (United Technologies)		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,140,000	6.18	3.6	18,494,917	4,961,570
47	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	4.3	19,328,922	6,791,231
48	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	765,000	4.27	3.1	7,282,986	-0-
49	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,598,000	9.03	8.2	17,063,643	-0-
50	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,270,000	7.24	5.0	18,425,875	9,873,503
51	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	1.8	13,879,697	5,144,937
52	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	1,064,000	6.21	2.5	11,303,317	-0-
53	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	6.1	19,745,245	-0-
54	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	6.3	12,039,014	-0-
55	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	4.0	9,965,550	4,932,882
56	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	764,000	4.82	1.3	10,003,235	6,319,464
57	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	5.1	12,605,609	2,480,488
58	Magna Seating of America, Inc.		Columbus	OH	2020	100.0%	153,000	1,197,000	7.82	9.6	17,557,830	9,277,101
59	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	5.2	12,551,368	3,694,359

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	18

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
60	FedEx Ground Package System, Inc.	Beltsville (Washington, DC)	MD	1997	100.0%	148,881	$1,455,000	$9.77	8.1	$14,512,355	$-0-
61	Victory Packaging, L.P.	Fayetteville	NC	2006	100.0%	148,000	514,000	3.47	0.7	5,455,379	-0-
62	FedEx Ground Package System, Inc.	El Paso	TX	2008	100.0%	144,149	1,345,000	9.33	3.3	12,431,192	-0-
63	FedEx Ground Package System, Inc.	Cocoa	FL	2001	100.0%	144,138	1,112,000	7.71	4.3	14,127,449	-0-
64	FedEx Ground Package System, Inc.	Cudahy (Milwaukee)	WI	2016	100.0%	139,564	827,000	5.93	7.0	9,807,221	-0-
65	Challenger Lifts, Inc. (Snap-On Inc.)	Louisville	KY	2006	100.0%	137,500	852,000	6.20	5.9	11,304,000	5,808,421
66	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2019	100.0%	131,152	1,493,000	11.38	4.3	16,447,178	-0-
67	FedEx Ground Package System, Inc.	Savannah	GA	2016	100.0%	126,520	1,755,000	13.87	8.3	27,531,560	16,221,968
68	General Electric Company	Imperial (Pittsburgh)	PA	2003	100.0%	125,860	1,334,000	10.60	5.5	19,964,283	9,793,926
69	FedEx Ground Package System, Inc.	Wheeling (Chicago)	IL	2014	100.0%	123,000	1,272,000	10.34	6.9	18,992,949	-0-
70	FedEx Ground Package System, Inc.	Altoona	PA	2018	100.0%	122,522	651,000	5.31	3.2	9,022,966	2,532,977
71	FedEx Corporation	Charleston	SC	2001	100.0%	121,683	1,314,000	10.80	12.2	21,519,412	12,411,501
72	FedEx Corporation	Mechanicsville (Richmond)	VA	2008	100.0%	112,799	541,000	4.80	2.8	7,827,460	-0-
73	FedEx Corporation	Orlando	FL	2017	100.0%	110,638	666,000	6.02	7.4	8,810,059	-0-
74	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2002	100.0%	110,361	736,000	6.67	4.2	8,728,439	4,801,921
75	Style Crest, Inc.	Winston-Salem	NC	2000	100.0%	106,507	398,000	3.74	0.8	7,263,673	-0-
76	SONWIL DISTRIBUTION CENTER, INC.	Cheektowaga (Buffalo)	NY	1999	100.0%	104,981	630,000	6.00	1.6	10,960,823	-0-
77	FedEx Ground Package System, Inc.	West Chester Twp. (Cincinnati)	OH	2013	100.0%	103,818	556,000	5.36	3.2	5,733,686	-0-
78	FedEx Ground Package System, Inc.	Roanoke	VA	1994	100.0%	103,402	755,000	7.30	2.8	10,200,000	3,524,522
79	Pittsburgh Glass Works, LLC	O’ Fallon (St. Louis)	MO	2013	100.0%	102,135	450,000	4.41	1.0	4,249,615	-0-
80	FedEx Ground Package System, Inc.	Green Bay	WI	1998	100.0%	99,102	468,000	4.72	2.9	6,570,000	2,055,817
81	Dakota Bodies, LLC	Liberty (Kansas City)	MO	1999	100.0%	96,687	378,000	3.91	5.8	7,797,827	-0-
82	FedEx Corporation	Jacksonville	FL	2006	100.0%	95,883	536,000	5.59	8.9	6,584,384	-0-
83	FedEx Corporation	Tampa	FL	2005	100.0%	95,662	603,000	6.30	7.4	7,889,727	-0-
84	Amazon.com Services, Inc.	Hanahan (Charleston)	SC	2010	100.0%	91,776	789,000	8.60	9.0	9,301,865	-0-
85	National Oilwell Varco, Inc.	Houston	TX	1999	100.0%	91,295	796,000	8.72	9.3	8,163,278	1,240,892
86	FedEx Corporation	Omaha	NE	2002	100.0%	89,115	446,000	5.00	3.3	5,963,626	-0-
87	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2005	100.0%	89,052	514,000	5.77	4.6	7,164,514	-0-
88	FedEx Ground Package System, Inc.	Huntsville	AL	2007	100.0%	88,653	605,000	6.82	6.1	6,661,819	-0-
89	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	506,000	6.10	4.7	7,463,672	-0-
90	FedEx Corporation	Bedford Heights (Cleveland)	OH	2012	100.0%	82,269	438,000	5.32	8.2	7,304,467	-0-
91	RGH Enterprises, Inc. (Cardinal Health)	Halfmoon (Albany)	NY	1997	100.0%	75,000	619,000	8.25	1.4	5,525,600	-0-
92	FedEx Corporation	Schaumburg (Chicago)	IL	1998	100.0%	73,500	478,000	6.50	6.8	5,447,053	-0-
93	FedEx Corporation	Romulus (Detroit)	MI	2005	100.0%	71,933	370,000	5.14	0.9	4,949,251	-0-
94	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	609,000	8.72	5.3	6,374,068	-0-
95	FedEx Corporation	Ogden	UT	2011	100.0%	69,734	772,000	11.07	14.8	12,666,994	8,360,000
96	Tampa Bay Grand Prix	Tampa	FL	1970	100.0%	68,385	361,000	5.28	7.3	5,677,982	-0-
97	Sherwin-Williams Company	Rockford	IL	2015	100.0%	66,387	486,000	7.32	3.5	5,551,227	-0-
98	Various Tenants at Retail Shopping Center	Somerset	NJ	2007	95.0%	64,220	757,000	12.37	na	3,139,564	-0-
99	Keurig Dr Pepper	Cincinnati	OH	2001	100.0%	63,840	487,000	7.63	9.3	6,750,000	-0-
100	FedEx Corporation	Chattanooga	TN	2013	100.0%	60,637	319,000	5.26	2.3	5,369,272	-0-
101	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2004	100.0%	60,400	633,000	10.48	9.6	5,296,752	1,273,228
102	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2005	100.0%	60,398	372,000	6.16	2.9	5,223,944	1,647,470
103	Locke Supply Co.	Richmond	VA	2001	100.0%	60,000	325,000	5.42	11.8	4,914,955	-0-
104	FedEx Ground Package System, Inc.	Augusta	GA	2012	100.0%	59,358	513,000	8.64	1.0	5,363,304	-0-
105	Vacant	Newington (Hartford)	CT	1999	0.0%	54,812	-0-	na	na	3,506,747	-0-
106	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	459,000	8.98	3.8	4,554,685	-0-
107	FedEx Corporation	Charlottesville	VA	2014	100.0%	48,064	329,000	6.85	7.2	4,462,009	-0-
108	FedEx Ground Package System, Inc.	Corpus Christi	TX	2009	100.0%	46,253	436,000	9.43	1.2	4,808,329	-0-
109	Keurig Dr Pepper	Tulsa	OK	2015	100.0%	46,240	266,000	5.75	3.7	3,748,031	1,448,041
110	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	1994	100.0%	40,000	332,000	8.30	1.3	3,679,843	363,775
111	Collins Aerospace Systems (United Technologies)	Rockford	IL	1994	100.0%	38,833	367,000	9.45	7.0	5,100,000	-0-
112	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	2007	100.0%	36,270	178,000	4.91	7.5	2,543,770	-0-
113	FedEx Corporation	Richland (Jackson)	MS	2006	100.0%	36,000	120,000	3.33	3.8	1,900,691	-0-
114	FedEx Corporation	Punta Gorda	FL	2006	100.0%	34,624	284,000	8.20	7.0	4,133,510	-0-
115	FedEx Corporation	Lakeland	FL	1993	100.0%	32,105	155,000	4.83	7.4	2,043,226	-0-

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

								Rent	Lease Exp.
				Fiscal Year		Square	Annual	Per sf	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
116	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	$121,000	$4.01	2.4	$1,983,529	$-0-
117	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	121,000	4.59	5.1	2,312,027	-0-
118	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	1.3	1,706,851	-0-
	Total as of 6/30/20				99.4%	23,375,642	$147,549,000	$6.35	7.2	$2,027,162,599	$ (A) 812,309,397

(A)	Does not include unamortized debt issuance costs of $7,966,986.
(B)	Property located in Aiken (Augusta, GA), SC leased to Autoneum North America, Inc. contains two leasable structures with two different lease terms.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	20

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, Adjusted EBITDA, FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (Nareit), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance.

●	AFFO is calculated as FFO, excluding stock-based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, general & administrative expenses, non-recurring severance expense, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, unrealized holding (gains) or losses arising during the periods, less dividend income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance.

●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

●	Adjusted EBITDA is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue and unrealized holding losses (minus gains) arising during the periods.

FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	21

FOR IMMEDIATE RELEASE	August 4, 2020
Contact: Becky Coleridge
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE THIRD QUARTER ENDED JUNE 30, 2020

HOLMDEL, NJ, August 4, 2020........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $26.9 million or $0.27 per diluted share for the three months ended June 30, 2020 as compared to Net Loss Attributable to Common Shareholders of $3.1 million or $0.03 per diluted share for the three months ended June 30, 2019, representing an increase of $30.0 million or $0.30 per diluted share. During the three months ended June 30, 2020, we recognized a $19.6 million unrealized holding gain on securities or $0.20 per diluted share as compared to an $11.6 million unrealized holding loss on securities or $0.12 per diluted share for the three months ended June 30, 2019. Funds from Operations (FFO), which excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended June 30, 2020 were $19.7 million or $0.20 per diluted share versus $19.9 million or $0.21 per diluted share for the three months ended June 30, 2019, representing a decrease of $0.01 in FFO per diluted share. Adjusted Funds from Operations (AFFO), which also excludes unrealized and realized gains or losses from our securities portfolio, for the three months ended June 30, 2020 were $19.5 million or $0.20 per diluted share versus $19.4 million or $0.21 per diluted share for the three months ended June 30, 2019, representing a $0.01 decrease in AFFO per diluted share. Sequentially, our FFO of $0.20 per diluted share for the third quarter of fiscal 2020 is $0.01 lower than our FFO of $0.21 per diluted share for the second quarter of fiscal 2020 and our AFFO of $0.20 per diluted share for the third quarter of fiscal 2020 is consistent with our AFFO of $0.20 per diluted share for the second quarter of fiscal 2020. The year over year $0.01 decline in FFO and AFFO for the quarter is primarily attributable to a $1.9 million increase in Preferred Dividend expense as a result of an increase in preferred shares outstanding, as well as a $1.3 million decrease in dividend income, partially offset by a $2.5 million increase in Net Operating Income (NOI).

Portfolio Occupancy and Tenant Rent Collections During The COVID-19 Pandemic

Our portfolio occupancy remained nearly full during the quarter at 99.4% which represents a 50 basis point increase over the prior year period and is consistent with the prior quarter. Our rent collections throughout the COVID-19 Pandemic have been as follows:

●	For the month of March were 100.0%
●	For the month of April were 99.6%
●	For the month of May were 97.9%
●	For the month of June were 99.4%
●	For the month of July were 99.6%
●	For the month of August, we expect total rent collections to come in at 99.6%

While the future effects of the evolving impact of the COVID-19 pandemic are still uncertain, at this time we believe that the fallout will not have a material adverse effect on our financial condition. To date, Monmouth has received very limited requests for rent deferment. We have agreed to defer $438,000 which represents a 31 basis point impact on our annual base rent. Approximately 75% of this deferred amount is due to be paid by the end of the calendar year. Our weighted average lease term at quarter end is 7.2 years as compared to 7.4 years at the end of the prior quarter.

A summary of significant financial information for the three and nine months ended June 30, 2020 and 2019 (in thousands, except per share amounts) is as follows:

	Three Months Ended June 30,
	2020	2019
Rental Revenue	$35,427	$33,127
Reimbursement Revenue	$6,348	$5,421
Net Operating Income (NOI) (1)	$35,208	$32,731
Total Expenses	$21,296	$19,722
Dividend Income	$2,344	$3,686
Unrealized Holding Gains (Losses) Arising During the Periods	$19,610	$(11,609)
Net Income	$33,458	$1,628
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)
Net Income (Loss) Attributable to Common Shareholders Per Diluted Common Share	$0.27	$(0.03)
FFO (1)	$19,740	$19,899
FFO per Diluted Common Share (1)	$0.20	$0.21
AFFO (1)	$19,488	$19,388
AFFO per Diluted Common Share (1)	$0.20	$0.21
Dividends Declared per Common Share	$0.17	$0.17

Weighted Avg. Diluted Common Shares Outstanding	97,962	94,493

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	22

	Nine Months Ended June 30,
	2020	2019
Rental Revenue	$105,410	$98,678
Reimbursement Revenue	$19,772	$16,473
Net Operating Income (NOI) (1)	$104,719	$97,595
Total Expenses	$65,065	$58,187
Dividend Income	$8,987	$11,569
Unrealized Holding Gains (Losses) Arising During the Periods	$(67,100)	$(38,668)
Net Income (Loss)	$(25,231)	$1,986
Net Income (Loss) Attributable to Common Shareholders	$(44,700)	$(11,664)
Net Income (Loss) Attributable to Common Shareholders Per Diluted Common Share	$(0.46)	$(0.13)
FFO (1)	$59,259	$60,917
FFO per Diluted Common Share (1)	$0.61	$0.66
AFFO (1)	$58,771	$59,583
AFFO per Diluted Common Share (1)	$0.60	$0.64
Dividends Declared per Common Share	$0.51	$0.51

Weighted Avg. Diluted Common Shares Outstanding	97,626	92,719

A summary of significant balance sheet information as of June 30, 2020 and September 30, 2019 (in thousands) is as follows:

	June 30, 2020	September 30, 2019
Real Estate Investments	$1,743,115	$1,616,934
Securities Available for Sale at Fair Value	$118,877	$185,250
Total Assets	$1,931,425	$1,871,948
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$804,342	$744,928
Loans Payable	$80,000	$95,000
6.125% Series C Cumulative Redeemable Preferred Stock	$433,850	$347,678
Total Shareholders’ Equity	$1,023,785	$1,011,043

Highlights from Third Quarter Results

●	Increased Gross Revenue by 4% over the prior year period to $44.1 million

●	Increased Net Operating Income by 8% over the prior year period to $35.2 million

●	Maintained a conservative AFFO dividend payout ratio of 85%

●	Increased our Gross Leasable Area (GLA) by 7%, or 1.6 million square feet over the prior year period to 23.4 million square feet

●	Entered into commitments to acquire four new build-to-suit properties containing 1.5 million total square feet for a total cost of $218.7 million all leased to Investment Grade tenants for a weighted average lease term of 16.8 years

●	Acquired two properties comprising 356,000 square feet for $60.5 million, both of which are leased to FedEx for 15 years

●	Increased our portfolio occupancy by 50 basis points over the prior year period and maintained our 99.4% occupancy rate sequentially

●	Achieved a weighted average lease term of 7.2 years versus 7.8 years in the prior year period

●	Increased our annualized average base rent per occupied square foot by 2% to $6.35 from the prior year period

●	Achieved a weighted average debt maturity on fixed-rate mortgage debt of 11.2 years as compared to 11.5 years in the prior year period

●	Maintained our Net Debt to Adjusted EBITDA at 6.2x which is in-line with the prior year period

●	Reduced the weighted average interest rate on our fixed-rate mortgage debt to 4.00% from 4.03% in the prior year period and reduced the weighted average interest rate on our total fixed-rate debt to 3.90% from 4.03% in the prior year period

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	23

●	Raised $4.5 million in net proceeds through the Preferred Stock ATM Program with the sale of 185,000 shares of our 6.125% Series C Preferred Stock at a weighted average price of $24.93 per share

●	Raised $1.2 million (including dividend reinvestments of $1.0 million) from the Dividend Reinvestment and Stock Purchase Plan, representing a 6% participation rate

Michael P. Landy, President and CEO, commented, “Thus far in fiscal 2020, we have acquired four properties comprising 1.1 million square feet for a total purchase price of $159.9 million. During the recent quarter, we acquired two buildings comprising 356,000 square feet for a purchase price of $60.5 million. These properties, located in Greensboro, NC and Salt Lake City, UT are both leased to FedEx for 15 years. Our acquisition pipeline grew over the quarter to $218.7 million and currently contains four new build-to-suit properties comprising 1.5 million total square feet. These properties have a weighted average lease term of 16.8 years. In keeping with our business model, these projects are all leased to investment grade tenants which include, Amazon, FedEx, and Home Depot. Debt financing for three of these four future acquisitions has already been locked-in at a weighted average interest rate of 3.10%.”

“We have renewed four of the five leases that were set to expire this fiscal year. These four lease renewals represent 87% of the 410,000 square feet expiring this year. These lease renewals have a weighted average lease term of 4.2 years, and a weighted average lease rate of $5.87 per square foot on a GAAP basis and $5.71 per square foot on a cash basis. This represents an increase of 12.0% on a GAAP basis and an increase of 4.4% on a cash basis.”

“Monmouth went into the global pandemic very well positioned with a strong balance sheet, a high-quality tenant roster, nearly full occupancy, and a well-covered dividend. Our resilient rent collection results during these challenging times highlights the mission-critical nature of our assets and underscores the essential need for our tenants’ operations. Because our weighted average lease maturity is 7.2 years and our weighted average fixed-rate mortgage debt maturity is 11.2 years, we expect our income streams to remain resilient for years to come.”

“As a result of the government shutdowns, ecommerce sales as a percentage of total retail sales have accelerated from approximately 15% to 27% during the recent quarter. This has created tremendous demand for many of our properties with operations increasing to seven-day work weeks to accommodate this strong demand. The COVID-19 pandemic has also created a need for supply chain reconfiguration. Increased inventory stocking is currently taking place across the U.S. for several industries and this trend is accelerating to accommodate surges in demand. The COVID-19 pandemic has also increased the desire for additional domestic manufacturing, as supply chains now prefer shorter routes and less reliance on foreign sources. Because our portfolio comprises modern industrial buildings located throughout the continental U.S., we are very well-positioned to benefit from these accelerating trends going forward.”

Monmouth Real Estate Investment Corporation will host its Third Quarter FY 2020 Financial Results Webcast and Conference Call on Wednesday, August 5, 2020 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Third Quarter FY 2020 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 3Q2020 Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, August 5, 2020. It will be available until November 16, 2020, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10144143. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 118 properties containing a total of approximately 23.3 million rentable square feet, geographically diversified across 31 states.

Certain statements included in this press release, which are not historical facts, may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

THIRD QUARTER FISCAL YEAR 2020 SUPPLEMENTAL INFORMATION	24

Notes:

(1) Non-U.S. GAAP Information: FFO, as defined by The National Association of Real Estate Investment Trusts (Nareit), represents net income attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. Included in the Nareit FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of Nareit FFO to make an election to include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude unrealized gains and losses from our investments in marketable equity securities from our FFO calculation. Nareit created FFO as a non-GAAP supplemental measure of REIT operating performance. We define Adjusted Funds From Operations (AFFO) as FFO, excluding stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring severance expense, effect of non-cash U.S. GAAP straight-line rent adjustments and subtracting recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We believe that, as widely recognized measures of performance used by other REITs, FFO and AFFO may be considered by investors as supplemental measures to compare our operating performance to those of other REITs. FFO and AFFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and AFFO and, accordingly, our FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO and AFFO are significant components in understanding our financial performance.

FFO and AFFO are non-GAAP performance measures and (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to Net Income or Net Income Attributable to Common Shareholders as a measure of operating performance or to Cash Flows from Operating, Investing and Financing Activities; and (iii) are not an alternative to Cash Flows from Operating, Investing and Financing Activities as a measure of liquidity. FFO and AFFO, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income (Loss) Attributable to Common Shareholders to the Company’s FFO and AFFO for the three and nine months ended June 30, 2020 and 2019 (in thousands):

	Three Months Ended		Nine Months Ended
	6/30/2020	6/30/2019	6/30/2020	6/30/2019
Net Income (Loss) Attributable to Common Shareholders	$26,851	$(3,121)	$(44,700)	$(11,664)
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	(19,610)	11,609	67,100	38,668
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	11,685	10,665	34,474	31,692
Plus: Amortization of Intangible Assets	524	490	1,539	1,495
Plus: Amortization of Capitalized Lease Costs	290	256	846	726
FFO Attributable to Common Shareholders	19,740	19,899	59,259	60,917
Plus: Depreciation of Corporate Office Capitalized Costs	57	168	176	376
Plus: Stock Compensation Expense	98	231	368	574
Plus: Amortization of Financing Costs	327	319	1,084	956
Plus: Non-recurring Severance Expense	-0-	-0-	786	-0-
Less: Recurring Capital Expenditures	(508)	(702)	(1,443)	(1,888)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(226)	(527)	(1,459)	(1,352)
AFFO Attributable to Common Shareholders	$19,488	$19,388	$58,771	$59,583

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2020 and 2019 (in thousands):

	Nine Months Ended
	6/30/2020	6/30/2019

Operating Activities	$74,932	$74,753
Investing Activities	(163,049)	(185,336)
Financing Activities	80,042	114,890

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